Exhibit 10.06

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (this “Agreement”) dated as of February 15, 2005 is made by HEALTH ENHANCEMENT PRODUCTS, INC., a Nevada corporation with a chief executive office at 2530 South Rural Road, Tempe, AZ and a principal place of business at 2006 E. 5th, Suite 101 Tempe, AZ  85281  (the “Company”), in favor of HOWARD R. BAER, an individual with an address at 6451 East El Maro Circle, Paradise Valley, Arizona 85253 (the “Secured Party”).

W I T N E S S E T H

WHEREAS, Secured Party has heretofore and may hereafter extend credit or other financial accommodations to Company.

WHEREAS, Company and Secured Party are parties to a certain Security Agreement of even date herewith (as amended, amended and restated or otherwise modified from time to time, the "Security Agreement") and other related documents of even date herewith (collectively, with the Security Agreement, and as each may be amended or otherwise modified from time to time, the "Loan Documents"), which Loan Documents provide for, among other things, the grant by Company to Secured Party of a security interest in certain of Company's assets, including, without limitation, its patents and patent applications to secure credit or other financial accommodations heretofore or hereafter made to Company by Secured Party;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Secured Party hereby agree as follows:

1.

Incorporation of Loan Documents.  The Loan Documents and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

2.

Grant and Reaffirmation of Grant of Security Interests.  To secure the complete and timely payment and satisfaction of the Secured Obligations, Company hereby grants to Secured Party, and hereby reaffirms its prior grant pursuant to the Loan Documents of, a continuing security interest in Company's entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising patents, patent applications and patent licenses relating to the ProAlgaZyme Product, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents, patent applications and patent licenses listed on Schedule A, attached hereto and made a part hereof, and all patents and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing as well as international patents corresponding to United States patents, and all proceeds, income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Patents").

3.

Warranties and Representations.  Company warrants and represents to Secured Party that:

(i)

no Patent has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Patent been cancelled, in whole or in part and each such Patent is presently subsisting;

(ii)

Company is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Patent, free and clear of any liens, charges and encumbrances, including without limitation, shop rights and covenants by Company not to sue third persons;

(iii)

Company has no notice of any suits or actions commenced or threatened with reference to any Patent; and

(iv)

Company has the unqualified right to execute and deliver this Patent Security Agreement and perform its terms.

4.

Restrictions on Future Agreements.  Company agrees that until all of the Secured Obligations have been satisfied in full and the Loan Documents have been terminated, Company shall not, without the prior written consent of Secured Party, sell or assign its interest in any Patent or enter into any other agreement with respect to any Patent which would affect the validity or enforcement of the rights transferred to Secured Party under this Patent Security Agreement.

5.

New Patents.  Company represents and warrants that, based on a diligent investigation by Company, the Patents listed on Schedule A constitute all of the Patents and Patent applications now owned by Company and relating to the ProAlgaZyme Product.  If, before Company's Secured Obligations have been paid and/or satisfied in full, the Loan Documents have been terminated, and the security interest granted herein has been specifically terminated in writing by Secured Party, Company shall (i) become aware of any existing Patents relating to the ProAlgaZyme Product of which Company has not previously informed Secured Party, (ii) obtain rights to any new patentable inventions or Patents relating to the ProAlgaZyme Product, or (iii) become entitled to the benefit of any Patents relating to the ProAlgaZyme Product, which benefit is not in existence on the date hereof, the provisions of this Agreement shall automatically apply thereto and Company shall give to Secured Party prompt written notice thereof.  Company hereby authorizes Secured Party (a) to modify this Agreement, without the necessity of the Company’s further approval or signature, by amending Schedule A hereto to include any such Patents or any other Patents in which the Company now has or hereafter acquires any right, title or interest, in each case to the extent that they relate to the ProAlgaZyme Product, and (b) to take such further actions as may be necessary or appropriate to obtain and perfect the Secured Party’s security interest in any such right, title or interest of the Company (including but not limited to recording such amended Schedule A, together with an amended copy of this Agreement with the United States Patent and Trademark Office).

6.

Royalties; Terms.  The term of this Agreement shall extend until the earlier of (i) the expiration of all of the Patents, and (ii) the date upon which the Secured Obligations have been paid and/or satisfied in full in cash, the Loan Documents have been terminated, and the security interest granted herein has been specifically terminated in writing by Secured Party.  Company agrees that upon the occurrence of an Event of Default, the use by Secured Party of all Patents shall be without any liability for royalties or other related charges from Secured Party to Company.

7.

Release of Security Interest.  This Agreement is made for collateral purposes only.  When all Secured Obligations have been paid and/or satisfied in full in cash, the Loan Documents have been terminated, and the security interest granted herein has been specifically terminated in writing by Secured Party, then Secured Party shall take such actions as may be necessary or proper to terminate the security interests created hereby and pursuant to the Loan Documents.

8.

Expenses.  All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Company.  All fees, costs and expenses, of whatever kind or nature, including attorneys' fees and legal expenses, incurred by Secured Party in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents or in defending or prosecuting any actions or proceedings arising out of or related to the Patents shall be borne by the Company and shall constitute Secured Obligations.  All of such fees and expenses shall be payable upon demand for the same and until paid in full in cash shall be added to the principal amount of the Secured Obligations and shall bear interest (calculated on the basis of a 365-day year) from and after the date incurred at the highest rate applicable under the Loan Documents.

9.

Duties of Company.  Company shall have the duty (i) to file and prosecute diligently any Patent applications pending as of the date hereof or hereafter until all Secured Obligations have been paid and/or satisfied in full, the Loan Documents have been terminated, and the security interest granted herein has been specifically terminated in writing by the Secured Party, (ii) to make application on unpatented but patentable inventions, as commercially reasonable, (iii) to preserve and maintain all rights in the Patents, as commercially reasonable and (iv) to ensure that the Patents are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with Company's obligations under this Section 9 shall be borne by the Company and shall be payable upon demand for the same and until paid in full in cash shall constitute Secured Obligations.  All of such fees and expenses shall be added to the principal amount of the Secured Obligations and shall bear interest (calculated on the basis of a 365-day year) from and after the date incurred until paid in full in cash at the highest rate applicable under the Loan Documents.

10.

Secured Party's Right to Sue.  After an Event of Default, Secured Party shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents and, if Secured Party shall commence any such suit, Company shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such enforcement and Company shall promptly, upon demand, reimburse and indemnify Secured Party for all costs and expenses incurred by Secured Party in the exercise of its rights under this Section 10.  Any costs and expenses incurred in connection with Company's obligations under this Section 10 shall be borne by the Company and shall constitute Secured Obligations.  All of such costs and expenses shall be payable upon demand for the same and until paid in full in cash shall be added to the principal amount of the Secured Obligations and shall bear interest (calculated on the basis of a 365-day year) from and after the date incurred at the highest rate applicable under the Loan Documents.

11.

Waivers.  No course of dealing between Company and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12.

Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

13.

Modification.  This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

14.

Cumulative Remedies; Power of Attorney; Effect on Loan Documents.  All of Secured Party’s rights and remedies with respect to the Patents, whether established hereby or by the Loan Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.  Company hereby authorizes Secured Party upon the occurrence of an Event of Default, to make, constitute and appoint Secured Party or its agent, as Company's true and lawful attorney-in-fact, with power to (i) endorse Company's name on all applications, documents, papers and instruments necessary or desirable for Secured Party in the use of the Patents or (ii) take any other actions with respect to the Patents as Secured Party deems to be in his best interest, or (iii) grant or issue any exclusive or non-exclusive license under the Patents to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone.  Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable until Company's Secured Obligations shall have been paid in full and the Loan Documents shall been terminated.  Company acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Secured Party under the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies. Secured Party shall have, in addition to all other rights and remedies given it by the terms of this Agreement and the Loan Documents, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State or Arizona.

15.

Successors and Assigns.  This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that the Company may not assign this Agreement or any rights or duties hereunder without the Secured Party’s prior written consent and any prohibited assignment shall be absolutely void.  No consent to an assignment by the Secured Party shall release the Company from its Secured Obligations.  The Secured Party may assign this Agreement and its rights and duties hereunder and no consent or approval by the Company is required in connection with any such assignment.  The Secured Party reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in its  rights and benefits hereunder.  In connection therewith, the Secured Party may disclose all documents and information which the Secured Party now or hereafter may have relating to the Company or its business.  To the extent that the Secured Party assigns its rights and obligations to a third person, the Secured Party thereafter shall be released from such assigned obligations to the Company.

16.

Choice Of Law And Venue; Jury Trial Waiver.

(a)

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Arizona, without regard to the conflict of laws provisions thereof.  For purposes of any action or proceeding involving this Agreement or any other agreement or document referred to herein, the Company hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Arizona and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed, and hereby waives any right to contest the appropriateness of any action brought within such jurisdiction based upon lack of personal jurisdiction, improper venue or forum non conveniens.

(b)

THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT REFERRED TO HEREIN, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

17.

Notices.  Except as otherwise specified herein, all notices, requests, demands or other communications to or on the Company or the Secured Party shall be in writing and shall be given or made to the party to which such notice is required or permitted to be given or made at the address set forth on the signature pages hereto or at such other address as any party hereto may hereafter specify to the other in writing, and (unless otherwise specified herein) shall be deemed delivered on receipt if delivered by hand or sent by facsimile, or one (1) business day after sending if sent by nationally recognized courier service, if sent with instructions to deliver the next business day, or five (5) business days after mailing, and all mailed notices shall be by registered or certified mail, postage prepaid.

18.

Counterparts; Telefacsimile Execution.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

19.

Headings.  Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

20.

Further Assurances.  Company agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Secured Party shall reasonably request from time to time in order to carry out the purpose of this Agreement and agreements set forth herein.

21.

Survival of Representations.  All representations and warranties of Company contained in this Agreement shall survive the execution and delivery of this Patent Security Agreement and shall be remade on the date of any subsequent extension of credit or other financial accommodations.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.

HEALTH ENHANCEMENT PRODUCTS INC., as Company By: /s/ Jeffery R. Richards Name: Jeffery R. Richards Title: Chief Financial Officer ADDRESS: 2530 South Rural Road Tempe, AZ 85281
ACCEPTED: HOWARD R. BAER, as Secured Party /s/ Howard R. Baer ADDRESS: 6451 East El Maro Circle Paradise Valley, Arizona 85253 Ph: (480) 368-8885 Fax: (480) 385-3901

SCHEDULE A

PATENTS

Patent Description	U.S. Patent No.	Issue Date	Status

PATENT APPLICATIONS

Patent Application Description	U.S. Patent Application No.	Date Applied	Status
Method of preparation and use of fibrinolytic enzymes in the treatment of disease.	60/565,011	04/23/2004	Provisional

LICENSES

License	Subject Patent	Date	Status

INFRINGEMENTS AND CLAIMS

Infringement and/or Claim	Subject Patent	Date	Status